                     OPPENHEIMER DEVELOPING MARKETS FUND

                     Supplement dated May 1, 2007 to the
                      Prospectus dated November 24, 2006

This supplement amends the Prospectus dated November 24, 2006 of Oppenheimer
Developing Markets Fund (the "Fund").

The Prospectus is changed as follows:

Effective May 1, 2007, the sub-section captioned "Portfolio Manager" under the section "How the Fund Is Managed" beginning on page 14 is deleted in its entirety and is replaced by the following:

   Portfolio Manager.  The Fund's portfolio is managed by Justin Leverenz, who has been the person primarily responsible for the day-to-day management of the Fund's investments since May 2007.

     Mr. Leverenz, CFA, has been a Vice President of the Manager and Senior
     Analyst of Oppenheimer Global Fund and the Manager's International
     Equity Team since July 2004. Mr. Leverenz was the Head of Research for
     Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia
     from 2002 to 2004. He was Head of Equity Research Hong Kong +Taipei
     1993-1995 and 1997-2000 and was Fund Manager at Martin Currie Investment
     Management in Edinburgh, Scotland from 1995 to 1997. He is also the portfolio manager of other portfolios in the OppenheimerFunds complex.

May 1, 2007                                                   PS0785.025